Exhibit 10.29

FIRST AMENDMENT AND JOINDER

TO

LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT (this “First Amendment and Joinder”), dated as of June 7, 2021, is executed and delivered by VIGILANTEATI, INC., a Delaware corporation (“New Guarantor”), ZEROFOX, INC. (“Borrower”), Borrower’s subsidiaries, RBP FINANCIAL SERVICES, LLC, ZEROFOX CHILE HOLDINGS, LLC and ZEROFOX INDIA HOLDING, LLC (each a “Guarantor” and, collectively, “Guarantors”; Borrower and Guarantors are each a “Loan Party” and, collectively, “Loan Parties”) and STIFEL BANK (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below).

RECITALS

a. Bank and Loan Parties are parties to that certain Loan and Security Agreement dated as of January 7, 2021 (the “Original Loan Agreement”).

b. New Guarantor has read and approved the Loan Documents and, in connection with the execution of the Stock Purchase Agreement (as defined in Section 4 below), has agreed to become a party to the Loan Documents.

c. From and after the date hereof (the “Effective Date”), New Guarantor, Loan Parties and Bank desire to supplement the terms and provisions of the Original Loan Agreement as provided herein, and the Original Loan Agreement, as supplemented by this First Amendment and Joinder, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.”

NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1. Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.

2. Joinder and Assumption. From and after the Effective Date, New Guarantor hereby absolutely and unconditionally:

(a) (i) joins as and becomes a party to the Loan Agreement as a Guarantor thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Guarantor under the Loan Agreement and all other Loan Documents, and (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Guarantor with respect to the Loan Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan Agreement and the other Loan Documents; and

(b) grants and pledges to Bank a continuing security interest in all of New Guarantor’s now owned and existing and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance of all of the Obligations. New Guarantor hereby authorizes Bank to file at any time, Uniform Commercial Code financing statements in such jurisdictions and offices as Bank deems necessary in connection with the perfection of a security interest in all of New Guarantor’s now owned and existing and hereafter acquired and arising Collateral. New Guarantor has read the Loan Agreement and affirmatively grants to Bank all rights to New Guarantor’s Collateral as set forth in said Loan Agreement and the Loan Documents.

From and after the Effective Date, any reference to the term “Guarantor” in the Loan Agreement shall also include New Guarantor and any reference to the term “Loan Party” in the Loan Agreement shall also include New Guarantor. Except as expressly provided herein, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.

3. Amendment. The Loan Agreement is hereby amended as follows:

(a) Section 1.1 of the Loan Agreement is hereby amended and restated by adding the following defined term in its appropriate alphabetical order:

“First Amendment Effective Date” means June 7, 2021.

(b) Section 1.1 of the Loan Agreement is hereby amended by amending and restating clause (b) of the definition of “Permitted Indebtedness” as follows:

(b) Indebtedness existing on the First Amendment Effective Date and disclosed in the Schedule;

(c) Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

6.7 Accounts. Each Loan Party and any Subsidiary thereof that maintains its primary accounts in the United States of America shall maintain its primary depository, operating, and investment accounts with Bank. Each Loan Party shall use commercially reasonable efforts to utilize and shall cause each of its Subsidiaries to use commercially reasonable efforts to utilize Bank’s International Banking Division for any international banking services required by such Loan Party, including, but not limited to, foreign currency wires, hedges, swaps, FX Contracts, and Letters of Credit. Notwithstanding the foregoing, (a) Loan Parties, other than VigilanteATI, Inc., may maintain their existing accounts at Silicon Valley Bank, provided that (i) Silicon Valley Bank has entered into an account control agreement with Bank in form and substance satisfactory to Bank and (ii) the aggregate balance in such accounts does not exceed $500,000 at any time, (b) VigilanteATI, Inc. may maintain its existing accounts at Silicon Valley Bank during the period from the First Amendment Effective Date to the date thirty days from the First Amendment Effective Date and no account control agreement will be required and (c) Borrower may maintain a domestic account at HSBC to support its foreign operations so long as that the aggregate balance in such accounts does not exceed $50,000 at any time (provided, the balance may exceed such amount in connection with facilitating payment of payroll in the United Kingdom so long as the balance is reduced to less than $50,000 within three Business Days) and no account control agreement will be required.

(d) The Loan Agreement is hereby amended by amending and restating Exhibit A in its entirety in the form attached as Annex I hereto.

(e) The Loan Agreement is hereby amended by amending and restating the Schedule in its entirety in the form attached as Annex II hereto.

4. Consent. Effective as of the Effective Date, subject to the satisfaction of the conditions set forth in Section 10 hereof, Bank hereby consents to (a) Borrower entering into that certain Stock Purchase Agreement dated as of the date hereof by and between Borrower and InfoArmor, Inc. (the “Stock Purchase Agreement”) and (b) consummation of the Transactions (as defined in the Stock Purchase Agreement). No course of dealing on the part of Bank or its officers shall operate as a consent by Bank, and Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any further consent must be in writing signed by an officer of Bank.

5. Release.

(a) New Guarantor and Loan Parties acknowledge that Bank would not enter into this First Amendment and Joinder, without New Guarantor and Loan Parties’ assurance hereunder. Except for the obligations arising hereafter under the Loan Agreement, Loan Parties hereby absolutely discharge and release Bank, any person or entity that has obtained any interest from Bank under the Loan Agreement and each of Bank’s and such entity’s

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former and present partners, stockholders, officers, directors, employees, successors, assignees, agents, and attorneys from any known or unknown claims which Loan Parties now have against Bank of any nature, including any claims that Loan Parties, their successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort, or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Agreement or the transactions contemplated thereby.

(b) The provisions, waivers, and releases set forth in this Section are binding upon New Guarantor and Loan Parties’ shareholders, members, agents, employees, assigns, and successors in interest. The provisions, waivers, and releases of this Section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns, and successors in interest.

(c) New Guarantor and Loan Parties warrant and represent that New Guarantor and Loan Parties are the sole and lawful owners of all right, title and interest in and to all of the claims released hereby, and New Guarantor and Loan Parties have not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. New Guarantor and Loan Parties shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

(d) The provisions of this Section shall survive payment in full of the Obligations, full performance of all of the terms of this First Amendment and Joinder and the Loan Agreement, and/or Bank’s actions to exercise any remedy available under the Loan Agreement or otherwise.

6. No Course of Dealing; Strict Performance. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by New Guarantor and Loan Parties of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

7. Ratification; No Amendment. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this First Amendment and Joinder shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Agreement, as in effect prior to the date hereof.

8. Representations and Warranties; No Event of Default. New Guarantor and Loan Parties hereby represent and warrant to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this First Amendment and Joinder is the legally valid and binding obligation of New Guarantor, enforceable against New Guarantor and Loan Parties in accordance with its terms, (b) except as otherwise set forth below, each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) to the extent required under the Loan Agreement, and (c) that no Event of Default has occurred and is continuing.

9. Counterparts; Facsimile and other Electronic Transmission. This First Amendment and Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same First Amendment and Joinder. Receipt of an executed signature page to this First Amendment and Joinder by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed First Amendment and Joinder maintained by Bank shall be deemed to be originals.

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10. Conditions to Effectiveness. As a condition to the effectiveness of this First Amendment and Joinder, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this First Amendment and Joinder, duly executed by Loan Parties and New Guarantor;

(b) officer’s certificate of New Guarantor with respect to incumbency and resolutions authorizing the execution and delivery of this First Amendment and Joinder;

(c) a financing statement (Form UCC-1) for New Guarantor;

(d) an Intellectual Property Security Agreement, duly executed by New Guarantor;

(e) a Perfection Certificate for New Guarantor;

(f) Lien and judgement searches in all applicable jurisdictions indicating that, as to New Guarantor, except for Permitted Liens, there are no other security interests or Liens of record in New Guarantor’s Collateral;

(g) a copy of (i) the fully executed Stock Purchase Agreement (including all schedules and exhibits thereto), (ii) the executed Promissory Note (as defined in the Stock Purchase Agreement) and (iii) the other documents executed in connection with the foregoing;

(h) payment of all Bank Expenses, including Bank’s expenses for the documentation of this First Amendment and Joinder and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from New Guarantor or Borrower’s accounts;

(i) subordination agreement with respect to the Promissory Note, duly executed by InfoArmor, Inc. and acknowledged by Loan Parties and New Guarantor;

(j) an Amendment to and Affirmation of Subordination Agreement, duly executed by Orix Growth Capital, LLC (“Orix”) and acknowledged by Loan Parties and New Guarantor;

(k) a copy of the fully-executed Amendment No. 1 to Loan and Security Agreement, by and among Loan Parties, New Guarantor and Orix; and

(l) such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

11. Governing Law. This First Amendment and Joinder shall be deemed to have been made under and shall be governed by the laws of the State of New York (without regard to choice of law principles except as set forth in Section 5-1401 of the New York General Obligations Law) in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except as Bank may consent thereto in writing duly signed for and on its behalf.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this First Amendment and Joinder to be duly executed and delivered as of the date first above written.

BORROWER:

ZEROFOX, INC.

By:	/s/ James C. Foster
Name: James C. Foster
Title: Chief Executive Officer and President

GUARANTORS:

RBP FINANCIAL SERVICES, LLC

By:	/s/ James C. Foster
Name: James C. Foster
Title: Authorized Person

ZEROFOX CHILE HOLDINGS, LLC

By:	/s/ James C. Foster
Name: James C. Foster
Title: Authorized Person

ZEROFOX INDIA HOLDING, LLC

By:	/s/ James C. Foster
Name: James C. Foster
Title: Authorized Person

[Signature Page to First Amendment and Joinder]

NEW GUARANTOR:

VIGILANTEATI, INC.

By:	/s/ James C. Foster
Name: James C. Foster
Title: Authorized Person

[Signature Page to First Amendment and Joinder]

BANK:

STIFEL BANK

/s/ James C. Binz
By: James C. Binz
Title: Executive Vice President

[Signature Page to First Amendment and Joinder]

ANNEX I

EXHIBIT A

DEBTOR:	ZEROFOX, INC.
RBP FINANCIAL SERVICES, LLC ZEROFOX CHILE HOLDINGS, LLC ZEROFOX INDIA HOLDING, LLC VIGILANTEATI, INC.

SECURED PARTY: STIFEL BANK

COLLATERAL DESCRIPTION ATTACHMENT

TO LOAN AND SECURITY AGREEMENT

All personal property of Debtors whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the New York Uniform Commercial Code, as amended or supplemented from time to time.

ANNEX II

SCHEDULE OF EXCEPTIONS